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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)     NOVEMBER 5, 2001
                                                     -----------------



                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                    ---------------------------------------
            (Exact name of registrant as specified in its charter)


               Maryland                      1-6622              53-0261100
     ---------------------------------  ----------------   --------------------
     (State or other jurisdiction of    (Commission File       (IRS Employer
             incorporation)                  Number)       Identification Number


     6110 Executive Boulevard, Suite 800, Rockville, Maryland        20852
     --------------------------------------------------------      --------
     (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code   (301) 984- 9400
                                                     ---------------
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Item 5:  OTHER EVENTS

          Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated November 5, 2001.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         Exhibit
         Number
         ------
         99.1    Press Release, November 5, 2001, entitled "Supplemental Data"
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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 WASHINGTON REAL ESTATE INVESTMENT TRUST
                                 ---------------------------------------
                                               (Registrant)



                                 By: /s/ Laura M. Franklin
                                     ----------------------
                                          (Signature)

                                     Laura M. Franklin
                                     Managing Director Accounting,
                                     Administration and Corporate Secretary



     November 5, 2001
     ----------------
          (Date)
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Exhibit
Number
------
99.1    Press Release, November 5, 2001, entitled "Supplemental Data"